MASTR Adjustable Rate Mortgages Series 2002-4
                             Whole Loan 3/1 CMT ARM

Deal Size                                                      $17.3MM approx.

GWAC                                                            5.775% approx.

Net WAC                                                         5.525% approx.

Servicing Fee                                                   0.250% approx.

W. Average Net Margin                                           2.500% approx.

W. Average Life Cap                                            10.775% approx.

Cap Structure                                                    2/2/6

WAM                                                                359 approx.

California                                                         37% approx.

Reset Frequency/Index:                          12mos/1yr CMT  100.00% approx.


AAA Ratings                                       2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                    3.50% approx.

Settlement Date                                               09/30/02

Legal Final                                                   10/25/32 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           86% Countrywide Home Mortgage
                                14% NexStar Mortgage


                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-4
                            Whole Loan 5/1 Libor ARM

Deal Size                                                      $87.2MM approx.

GWAC                                                            5.518% approx.

Net WAC                                                         5.268% approx.

Servicing Fee                                                   0.250% APPROX.

W. Average Net Margin                                           2.000% approx.

W. Average Life Cap                                            10.518% approx.

Cap Structure                                                    5/2/5

WAM                                                                359 approx.

California                                                         65% approx.

Reset Frequency/Index:                        12mos/1yr Libor  100.00% approx.


AAA Ratings                                       2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                    3.50% approx.

Settlement Date                                               09/30/02

Legal Final                                                   10/25/32 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           100% Countrywide Home Mortgage


                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-4
                            Whole Loan 5/1 Libor ARM

Deal Size                                                       $150MM approx.

GWAC                                                            5.518% approx.
Min Gross WAC                                                   4.750% approx.
Max Gross WAC                                                   5.875% approx.

Net WAC                                                         5.268% approx.

Servicing Fee/(after 1st roll)                          0.25%/(0.375%) approx.

W. Average Net Margin                                           1.875% approx.

W. Average Life Cap                                            10.518% approx.

Cap Structure                                                    5/2/5

WAM                                                                359 approx.

California                                                         65% approx.

Avg Loan Balance                                              $464,000 approx.

WA LTV                                                             72% approx.
>80% LTV                                                  all have PMI

W. Average FICO                                                    734 approx.

Reduced                                                            48% approx.
Alt                                                                29% approx.
Full                                                               23% approx.
Streamlined/Quick                                                   1% approx.

Single Family    65% approx.                      Purchase         45% approx.
Condo             5% approx.                      Rate Term Refi   43% approx.
PUD              30% approx.                      Cash Out Refi    12% approx.

Owner occupied                                                     98% approx.

Rate Reset Date:
                                                         2007/07    2% approx.
                                                         2007/08   57% approx.
                                                         2007/09   41% approx.

Reset Frequency/Index:                        12mos/1yr Libor  100.00% approx.


AAA Ratings                                       2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                    3.50% approx.

Settlement Date                                               09/30/02

Legal Final                                                   09/25/32 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           100% Countrywide Home Mortgage


                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-4
                            Whole Loan 3/1 LIBOR ARM

Deal Size                                                        $30MM approx.

GWAC                                                            5.550% approx.

Net WAC                                                         5.300% approx.

Servicing Fee                                                   0.250% approx.

W. Average Net Margin                                           2.000% approx.

W. Average Life Cap                                            11.550% approx.

Cap Structure                                                    2/2/6

WAM                                                                359 approx.

California                                                         45% approx.

Reset Frequency/Index:                          12mos/1yr LIB  100.00% approx.


AAA Ratings                                       2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                    3.50% approx.

Settlement Date                                               09/30/02

Legal Final                                                   10/25/32 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           100% Countrywide Home Mortgage


                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.